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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                         Date of Report:  March 9, 1994
              Date of earliest event reported:  March 4, 1994



                        CARTER HAWLEY HALE STORES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-8765             94-0457907
(State or other jurisdiction of      (Commission       (I.R.S. employer
 incorporation or organization       file number)     identification no.)


                            3880 NORTH MISSION ROAD
                         LOS ANGELES, CALIFORNIA  90031
          (Address of principal executive offices, including zip code)



                                  213-227-2000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

        On March 4, 1994 the Registrant entered into a Sixth Amendment to its Credit Agreement with General Electric Capital Corporation, a copy of which is attached as Exhibit 10 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)   Exhibits

              See Exhibit Index on Page 3.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Carter Hawley Hale Stores, Inc.


                                        /s/  MARC E. BERCOON
                                        ----------------------------------------
                                        Marc E. Bercoon
                                        Senior Vice President,
                                        General Counsel and Corporate Secretary


March 9, 1994

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
- ------                            -----------
10                        Sixth Amendment to the October 8, 1992 Credit Agreement, among Carter Hawley Hale Stores,  Inc., as the borrower, certain Commercial Lending Institutions, as the lenders, and General Electric Capital
                          Corporation, as the agent for the Lenders.



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